As filed with the Securities and Exchange Commission on September 22, 1997

                                     Securities Act Registration No. 33-10451
                             Investment Company Act Registration No. 811-4920
 -----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         X
                         Post-Effective Amendment No. 16                   X

                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X
                            Amendment No. 18                               X
                         (Check appropriate box or boxes)

                              WASATCH FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              68 SOUTH MAIN STREET
                                   SUITE 400
                          SALT LAKE CITY, UTAH  84101
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 708-7228

SAMUEL S. STEWART, JR.                    Copy to:
Wasatch Funds, Inc.                       Michael J. Radmer, Esq.
68 South Main Street, Suite 400           Dorsey & Whitney LLP
Salt Lake City, Utah  84101               220 South Sixth Street
(Name and Address of Agent for Service)   Minneapolis, Minnesota  55402-1498

  An indefinite number of shares of each Series of Wasatch Funds, Inc. has been registered under the Securities Act of 1933 in accordance with the provisions of Rule 24f-2 under the Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for the fiscal year ended September 30, 1996 was filed on November 21, 1996.

  It is proposed that this filing will become effective:

  ( )   immediately upon filing pursuant to paragraph (b)

  ( )   pursuant to paragraph (b)

  ( )   60 days after filing pursuant to paragraph (a)(i)

  ( )   on (date) pursuant to paragraph (a)(i)

  (X)   75 days after filing pursuant to paragraph (a)(ii)

  ( )   on (date) pursuant to paragraph (a)(ii) of Rule 485.

  If appropriate, check the following box:

  ( ) this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.





                                 WASATCH FUNDS

                             CROSS REFERENCE SHEET

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).

                                          Caption or Subheading in Prospectus
     Item No. on Form N-1A               or Statement of Additional Information
     ---------------------               --------------------------------------


PART A - INFORMATION REQUIRED IN PROSPECTUS
-------------------------------------------

1. Cover Page                              Cover Page

2. Synopsis                                Annual Fund Operating Expenses

3. Condensed Financial Information         *

4. General Description of Registrant       Management of the Company; Investment
                                           Objective, Policies and Risks

5. Management of the Fund                  Management of the Company

6. Capital Stock and Other Securities      Organization of the Company; Net
                                           Asset Value and Days of Operation;
                                           Dividends, Capital Gains,
                                           Distributions and Taxes

7. Purchase of Securities Being Offered    Purchase of Shares; Exchange
                                           Privilege; Retirement Plans; Net
                                           Asset Value and Days of
                                           Operation

8. Redemption or Repurchase                Redemption of Shares; Exchange
                                           Privilege; Net Asset Value and Days
                                           of Operation

9. Legal Proceedings                       *


PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------

10. Cover Page                             Cover Page

11. Table of Contents                      Table of Contents

12. General Information and History        General Information and History

13. Investment Objectives and Policies     Investment Objectives and Policies;
                                           Additional Investment Information

14. Management of the Fund                 Management of the Company; Principal
                                           Holders of Securities

15. Control Persons and Principal          Principal Holders of Securities
    Holders of Securities

16. Investment Advisory and Other          Investment Advisory and Other
    Services                               Services

17. Brokerage Allocation and Other         Brokerage Allocation and Other
    Policies                               Policies

18. Capital Stock and Other Securities     Capital Stock and Other
                                           Securities

19. Purchase, Redemption and Pricing of    Purchase, Redemption and Pricing of
    Securities Being Offered               Securities Being Offered

20. Tax Status                             Tax Status

21. Underwriters                           *

22. Calculations of Yield Quotations       *
    of Money Market Funds

23. Financial Statements                   *

-----------------------
*    Answer negative or inapplicable.
**  Complete answer to the Item is contained in the Prospectus.




Amendment No. 18 is being filed in connection with creating the Wasatch Micro-Cap Value Fund.




                                 WASATCH FUNDS
                             INVESTMENT INFORMATION
                                 AND PROSPECTUS
                                     FOR THE
                          WASATCH MICRO-CAP VALUE FUND

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                                     (LOGO)
                                 WASATCH FUNDS

TABLE OF CONTENTS
-----------------
WELCOME.................................................................. 1
EXPENSE INFORMATION...................................................... 2
 Annual Fund Operating Expenses ......................................... 2
WASATCH MICRO-CAP VALUE FUND OVERVIEW.....................................3
 Investment Objective ................................................... 3
 Investment Process ..................................................... 4
 General Policies, Investment Techniques and Risks ...................... 4
 Risk Factors ........................................................... 5
SHAREHOLDER'S GUIDE...................................................... 7
 To Reach Wasatch Funds by Phone ........................................ 7
 To Open a New Account .................................................. 7
 Types of Account Ownership ............................................. 7
 To Purchase Additional Shares .......................................... 8
 Automatic Investment Plan .............................................. 9
 To Exchange Shares .................................................... 10
 To Redeem Shares ...................................................... 11
 Instructions for Written Requests ..................................... 13
 Signature Guarantee ................................................... 13
 How Fund Shares are Priced ............................................ 14
SHAREHOLDER SERVICES AND ACCOUNT POLICIES............................... 14
 Shareholder Reports ................................................... 14
 Account Statements .................................................... 15
 Involuntary Redemption ................................................ 15
 Telephone Transactions ................................................ 15
 Unacceptable Account Registrations .....................................15
 Registration Changes .................................................. 15
 Address Changes ....................................................... 15
MANAGEMENT OF WASATCH FUNDS............................................. 16
 Investment Personnel .................................................. 16
 Management Fees, Expenses and Expense Limitations ..................... 17
 Additional Service Providers .......................................... 18
 Organization of Wasatch Funds ......................................... 18
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES........................ 19
GUIDE TO UNDERSTANDING FUND PERFORMANCE................................. 20
GLOSSARY OF INVESTING TERMS............................................. 21
EXPLANATION OF RATING CATEGORIES........................................ 23

                                     (LOGO)
                              WASATCH FUNDS, INC.
                              68 South Main Street
                         Salt Lake City, UT 84101-1502
                                1 (800) 551-1700
                               DECEMBER    , 1997
                                        ---

WELCOME TO THE
WASATCH FUNDS
FAMILY OF
NO-LOAD MUTUAL FUNDS
--------------------
 No-load means there is no sales charge to purchase, exchange or sell shares in any of the Wasatch Funds. When you sign up to automatically invest $50 monthly or $100 quarterly, your minimum initial investment is $1,000. Otherwise, the minimum initial investment is $2,000. Please see the Shareholder's Guide beginning on page 7 for complete information on how to purchase, exchange or redeem shares.
 This Prospectus describes the investment opportunities offered by the Micro-Cap Value Fund (the "Fund"). The Fund is a series of Wasatch Funds, Inc. ("Wasatch Funds") and is managed by Wasatch Advisors, Inc. (the "Manager"). Wasatch Funds is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Micro-Cap Value Fund that you should consider before investing. Please read it carefully and keep it for future reference.
 Additional information about the Fund is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated December __, 1997, is incorporated by reference into this Prospectus. There is no charge to obtain a copy of the SAI. Please call 1 (800) 551-1700 or write to Wasatch Funds at P.O. Box 2172, Milwaukee, WI 53201-2172 to request a copy.
 The SEC maintains a World Wide Web site (http://www.sec.gov) that contains reports and information regarding registrants that file electronically with the SEC.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

EXPENSE INFORMATION
-------------------
 The tables and example below are designed to assist you in understanding the various costs and expenses you will bear directly or indirectly as an investor in the Fund. Shareholder Transaction Expenses are fees that may be charged directly to an individual account when shares are bought, sold or exchanged. As the table below shows, shareholders of the Micro-Cap Value Fund, which is a no-load fund, do not pay these fees. Annual Fund Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchases                      None
Maximum sales load imposed on reinvested dividends           None
Deferred sales load                                          None
Exchange fee                                                 None
Redemption fee*                                              None
*$7.50 service fee for redemptions by wire.
-----------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS)

MANAGEMENT FEES<F1>                                         1.50%
12B-1 FEES<F2>                                               None
OTHER EXPENSES (net of reimbursement)                       0.45%
TOTAL FUND OPERATING EXPENSES<F1><F3>                       1.95%

<F1> Such annual rates are higher than the rates paid by most registered investment companies.

<F2> 12b-1 fees are charged by some mutual fund companies to help cover advertising expenses. Wasatch Funds has chosen not to charge shareholders these fees.

<F3> The Manager has voluntarily agreed to limit the operating expenses of the
     Fund until at least September 30, 1998. The Fund's expenses are limited to 1.95%. The Manager reimburses the Fund for expenses that exceed the limit. If the expense reimbursements were eliminated, the Fund estimates that Other Expenses and Total Fund Operating Expenses would initially be approximately 1.26% and 2.76%.

EXAMPLE
 The table below illustrates the operating expenses you would indirectly bear as an investor in the Fund. It assumes you invest $1,000 and redeem at the end of each time period, and that the Fund's annual return is 5% and its expense ratio remains as listed above.

                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Micro-Cap Value Fund   $20       $62       $107      $231

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.
-------------------------------------------------------------------------------

WASATCH MICRO-CAP
VALUE FUND OVERVIEW
-------------------
 It is presently intended that the Micro-Cap Value Fund will close to new investors when it reaches $200 million in assets. The Fund reserves the right to reconsider closing to new investors and, once closed, may choose to reopen although it has no present intention to do so.

 To help you decide if the Micro-Cap Value Fund is an appropriate investment for you, this section looks at the Fund's investment objective, process and the securities in which it invests. For a discussion of general policies, investment techniques and the risks associated with certain investment techniques please see "General Policies, Investment Techniques and Risks," on page 4. Consult the "Glossary of Investing Terms" on page 21 for a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in this Fund.
 The investment objective presented in this section cannot be changed without shareholder approval. Investment techniques and policies may be changed without shareholder approval unless otherwise stated in this Prospectus or the SAI.
 The Micro-Cap Value Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

CO-MANAGERS: Robert Gardiner, CFA and Jeff Cardon, CFA

INVESTMENT OBJECTIVE
--------------------
 The investment objective of this Fund is long-term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective.
 The Micro-Cap Value Fund is a non-diversified fund (see page 5 for definition). In pursuit of its investment objective, the Fund will normally invest

WASATCH DEFINES A LONG-TERM INVESTOR AS SOMEONE WHO PLANS TO HOLD AN INVESTMENT FOR A PERIOD OF FIVE YEARS OR LONGER. WITHIN A LONG-TERM INVESTMENT TIME FRAME, INVESTMENT PERFORMANCE WILL FLUCTUATE. INVESTORS' CAPITAL WILL GROW MORE AT SOME TIMES, LESS AT OTHER TIMES OR IT MAY DECLINE.

at least 65% of its total assets in the common stock of companies with market capitalizations of less than $300 million at the time of initial purchase. Its strategy is to invest in stocks the Manager believes are temporarily undervalued but have significant potential for appreciation.

INVESTMENT PROCESS
------------------
 The Manager initially looks for companies that have stocks with low valuations or depressed prices. These companies are then subjected to additional fundamental analysis to determine if they have positive characteristics that could lead to increases in their stock prices.
 The Manager typically expects appreciation of a company's stock price to be driven by one or more of the following events: 1) attention from Wall Street analysts; 2) resolution of short-term fundamental issues leading to increased earnings growth; and 3) exciting new products or services.
 The Manager looks for companies that have characteristics which may include:
1) low stock valuations in the form of a low price-to-earnings (P/E) ratio which is the price of a stock divided by its earnings per share, or a low market capitalization to revenue ratio; 2) potential for improved earnings growth; 3) competent top management with a substantial stake in the future of the company;
4) a history of profitable growth; and 5) products or services that may increase market share.
 This Fund is designed for long-term investors. While the Manager believes investments in undervalued small companies present exceptional opportunities for capital appreciation, the stock prices of these companies may fluctuate widely. Investors should assess their tolerance for risk before investing in this Fund.

GENERAL POLICIES, INVESTMENT TECHNIQUES AND RISKS
-------------------------------------------------
 The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

TYPES OF INVESTMENTS
 This section is designed to help you understand the types of investments made by the Fund and the various factors that may have bearing on investment decisions.
 The Wasatch Micro-Cap Value Fund invests primarily in the common stocks of domestic companies. The Fund will normally invest at least 65% of its total assets in the common stocks of companies with market capitalizations of less than $300 million at the time of initial purchase. Up to 15% of the Fund's investments may be in foreign securities. Securities of foreign issuers which are publicly traded in the United States, either directly or through American Depositary Receipts, are not subject to this 15% limitation. The Fund may also invest in investment grade convertible securities.
 It may not always be possible for the Fund to stay fully invested in stocks. For example, if the Manager is unable to find desirable equity investments, the Fund may increase its cash position or invest a larger portion of its assets in interest-bearing securities or cash equivalents such as preferred stocks, government securities, investment grade debt securities or money market instruments.
 Most often, investments in fixed income, cash equivalents or cash represent the assets that remain after the Manager has taken full advantage of suitable stock investments. When the

Fund increases its position in cash or cash equivalents, it may not participate in stock or bond market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

DIVERSIFICATION
 The 1940 Act classifies investment companies as either diversified or non-diversified. The Wasatch Micro-Cap Value Fund is a non-diversified fund.
 A diversified fund is required to invest 75% of its assets in accordance with the following guideline: it may not own more than 10% of the outstanding voting securities of any issuer or purchase securities of any issuer if such purchase would cause such fund's holdings of that issuer to amount to more than 5% of that fund's total assets.
 A non-diversified fund is required to invest only 50% of its assets in accordance with the above guideline.
 In addition, neither a diversified fund nor a non-diversified fund may invest more than 25% of its total assets in any single issuer.
 The non-diversified status of the Micro-Cap Value Fund permits the investment of a greater portion of its assets in the securities of individual companies than would be permissible if the Fund was diversified. The non-diversified status of the Fund subjects it to a greater degree of risk.
 For a description of the Fund's investment policies and restrictions, please see "Investment Restrictions" in the SAI.

PORTFOLIO TURNOVER
 The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund's portfolio whenever the Manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.
 To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.
 It is presently anticipated that the portfolio turnover rate for the Fund generally will not exceed 100%.

ILLIQUID INVESTMENTS
 The Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements. An illiquid investment is a security or other holding that cannot be disposed of quickly in the normal course of business.

RISK FACTORS

SMALL CAPITALIZATION COMPANIES
 While small capitalization ("small-cap") companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of trading in their stock may be substantially less in many instances than that typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies may be wider than the spreads for more actively traded securities.

As a result, a fund that invests in small-cap companies could incur a loss if a security was sold shortly after buying it. Large sales of the securities of small-cap companies may require selling portfolio holdings at a discount from quoted prices or making a series of small sales over a period of time due to the trading volume of smaller company securities. The values of the shares of small capitalization companies may move independently of the values of larger capitalization companies or of general stock market indices such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index.

SPECIAL SITUATIONS
 The Fund may invest up to 10% of its total assets at the time of purchase in "Special Situations," which the Manager defines as companies in the process of reorganization or buy-out. Such companies may have limited financial resources or may be dependent upon a small management group. As a result, their securities may be subject to more abrupt or erratic market movements.

FOREIGN SECURITIES
 The Fund may invest up to 15% of its total assets at the time of purchase in foreign securities that are traded primarily in foreign markets. Investments in foreign securities often entail greater risks and may be subject to greater fluctuation than comparable investments in domestic securities.

ADDITIONAL RISKS OF
FOREIGN SECURITIES
 CURRENCY RISK. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a fund's assets that are denominated or traded in that country. In addition, a fund may incur costs in connection with conversion between various currencies.
 POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a fund's investment.
 REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.
 MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.
 TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

CREDIT AND INTEREST RATE RISK
 To the extent that the Fund invests in fixed income securities, it will be subject to credit and interest rate risk.
 CREDIT RISK. The risk that the issuer of a debt security will fail to make payments on the security when due.
 INTEREST RATE RISK. The risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates.

INVESTMENT MINIMUMS
To open a new account with an Automatic Investment Plan..............$1,000
 Subsequent Automatic Investments
   Monthly ..........................................................   $50
   Quarterly ........................................................  $100
For a new account without the Automatic Investment Plan..............$2,000
 Subsequent Investments .............................................  $100
Individual Retirement Account (IRA)..................................$1,000

SHAREHOLDER'S GUIDE
-------------------
 This section provides information about how to invest in the Fund and the different types of accounts and services available.
TO REACH WASATCH FUNDS BY PHONE
 If you have any questions about the Fund, the Prospectus or opening a new account, please call one of our Shareholder Services Representatives at 1 (800) 551-1700. They are available to assist you Monday through Friday, 7:00 a.m. to 7:00 p.m. Central Time.

TO OPEN A NEW ACCOUNT
-  Read the Prospectus carefully.
-  Complete and sign the New Account Application included with the Prospectus.
- Be sure to provide your Social Security or Taxpayer Identification Number on the New Account Application.
- New Account Applications are also available from Wasatch Funds and can be obtained by calling a Shareholder Services Representative at 1 (800) 551-1700.
-  New accounts are subject to acceptance by Wasatch Funds.

 Make your check payable to Wasatch Funds and send it along with your completed Application to:
WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172

 To send your check and Application by express or certified mail:
WASATCH FUNDS
207 EAST BUFFALO STREET, SUITE 315
MILWAUKEE, WI 53202-5712

OPENING NEW ACCOUNTS BY WIRE
 Please call a Shareholder Services Representative at 1 (800) 551-1700 for special instructions.

TYPES OF ACCOUNT OWNERSHIP
 By completing the New Account Application included with this Prospectus you can establish one of three types of accounts:
 INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts are owned by two or more people and are JTWROS (Joint Tenants with Right of

Survivorship) unless otherwise specified.
 GIFT TO MINOR. This is a custodial account for the benefit of a minor. To open this type of account you must provide the minor's Social Security Number along with your own on the New Account Application.
 CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY. You must provide the name of the entity and the Taxpayer Identification Number. The New Account Application must be signed by an authorized officer of a corporation or other entity or a trustee.

RETIREMENT ACCOUNTS
 If you are eligible, you may set up a Fund account under a tax-sheltered retirement plan by filling out a special application. To receive an application and information about the Fund's retirement plans please call 1 (800) 551-1700 or write to:
WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172
 In general, a retirement plan allows eligible individuals to defer current income taxes on contributions, dividends and capital gains on investments. Withdrawals from retirement plans made prior to age 59 1/2 are generally subject to income tax and may be subject to a penalty for early withdrawal.
 INDIVIDUAL RETIREMENT ACCOUNT (IRA). Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan, may establish their own tax-sheltered IRA. Non-earning spouses of such individuals may also establish their own tax-sheltered IRA. The minimum initial investment for an IRA is $1,000.
 ROTH IRA. For tax years beginning January 1, 1998, a new type of IRA, called the Roth IRA will be available. Roth IRAs are different from traditional IRAs in that contributions are never tax deductible and earnings on amounts held in the account can be withdrawn tax-free if the funds remain in the IRA for at least five years and the IRA holder is at least 59 1/2 at the time of the withdrawal. Roth IRAs are also available for non-earning spouses. The ability to make a contribution to a Roth IRA is phased out for individuals whose incomes exceed specific limits.
 EDUCATION IRA. For tax years beginning January 1, 1998, individuals can also establish an IRA to be used for the education expenses of a child. Contributions are limited to $500 per child per year and are not deductible when made. Earnings on amounts held in the account can be withdrawn tax-free provided they are used for undergraduate or graduate education expenses of the child before the child reaches age 30. The ability to make a contribution to an Education IRA is phased out for individuals whose incomes exceed specific limits.
 SIMPLE IRA. Individuals may establish SIMPLE IRAs through a qualifying employer.
 The Trustee/Custodian for Wasatch Funds' retirement plans is UMB Bank, n.a. There is no charge to set up an IRA account but there is an annual maintenance fee of $12.50 per account for accounts under $10,000, with a maximum charge of $25 per shareholder. Please refer to the IRA Disclosure Statement and Custodial Agreement for information on additional fees.
 SECTION 403(B)(7) PLAN. This plan is designed to allow employees of certain educational, non-profit, hospital and charitable organizations to invest for retirement.

TO PURCHASE ADDITIONAL SHARES
 Your request to purchase shares will be processed at the next Net Asset Value ("NAV") calculated after the Fund has received and accepted your request.

-  Checks must be made payable to Wasatch Funds.
-  Purchases must be made in U.S. dollars and checks must be drawn on U.S.
   banks.
- You may add to established Wasatch Funds accounts by making investments of $100 or more.
- Cash, credit cards, third party checks and credit card checks will not be accepted.
- See "Shareholder Services and Account Policies--Returned Check Policy" on page 15 for a summary of the Fund's policy regarding checks returned for insufficient funds.
-  The Fund reserves the right to reject any specific purchase request.
- Telephone orders are not accepted except from broker/dealers who have been previously approved by the Fund.
-  There are no sales charges to purchase shares.
- If a purchase is made by check, and a redemption is requested shortly thereafter, payment may be delayed for up to seven business days to ensure that the check has cleared.
- Shares should be purchased by wire if you intend to redeem them shortly after purchase. For more information contact a Shareholder Services Representative at 1 (800) 551-1700.

TO PURCHASE ADDITIONAL SHARES
BY MAIL
 Send your remittance to one of the addresses listed previously. Please include the detachable form from your most recent statement. If you do not have the form, include a note stating the name of the account and the account number.

TO PURCHASE ADDITIONAL SHARES BY BANK-WIRE
 You can purchase shares by wiring money from your bank account to your Fund account.

WIRING INSTRUCTIONS:
 UMB Bank, n.a.
 A.B.A. Number 101000695
 For credit to Wasatch Funds
 Account Number 987-060-9800
 For further credit to:
 (shareholder account number)
 (name or account registration)
 (Social Security or Tax Identification Number)
 (identify which account to purchase)

AUTOMATIC INVESTMENT PLAN
- You can choose to make automatic investments for as little as $50 monthly or $100 quarterly.
- Selecting this option when you open a new Fund account lowers the minimum initial investment to $1,000.
- You may elect to have your automatic investments made on either the 5th or the 20th day of each month.
- You can begin investing automatically in an established Fund account by completing and returning an Automatic Investment Plan Application available from Wasatch Funds.
- It takes 10 business days after the receipt of your Application for the Plan to begin.
-  Send an unsigned, voided check along with your Application.


                                   IMPORTANT!
                           -------------------------
THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF DIVIDEND PAYMENTS, CAPITAL GAINS DISTRIBUTIONS AND REDEMPTION PROCEEDS FOR ANY ACCOUNT ON WHICH THE OWNER PROVIDES AN INCORRECT TAXPAYER IDENTIFICATION NUMBER. APPLICATIONS WITHOUT A TAXPAYER IDENTIFICATION NUMBER WILL NOT BE ACCEPTED AND WILL BE RETURNED ALONG WITH THE PURCHASE CHECK.

-  The bank or financial institution you designate can then begin debiting a
   preauthorized amount from your account on a specified date that will    be
   used to purchase shares for your Fund account.
- Your financial institution must be a member of the Automated Clearing House ("ACH").
- No service fee is currently charged by the Fund for participating in the Automatic Investment Plan.
- A $20 service fee will be imposed by the Fund if sufficient funds are not available in your account at the time of the automatic transaction.
- If you redeem an account with an Automatic Investment Plan so the balance is zero, the Plan will be discontinued.

PURCHASING SHARES THROUGH
OTHER INSTITUTIONS
 You may buy or sell shares of the Fund through an investment professional, including a broker who may charge you a transaction fee for this service.
 If you want to purchase shares through another institution or service provider, you should read their materials carefully for any fees that may apply. Certain features of the Fund, such as the minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions. Once you have established an account through an investment professional, any subsequent transactions for that account must be made through that professional.
 The Manager or the Fund may enter into agreements with various brokerage or other firms pursuant to which such firms provide administrative services with respect to customers who are beneficial owners of shares of the Fund. The Manager or the Fund may compensate such firms in amounts based on assets of customers invested in the Fund.

TO EXCHANGE SHARES
- Shares of the Fund may be exchanged for shares of any other Wasatch Fund or Northern U.S. Government Money Market Fund on any day the stock exchange is open for business. You may obtain a combined Prospectus for the other Funds by calling Wasatch at 1 (800) 551-1700. Please read the combined Prospectus carefully before you invest or send money.
- Exchanges for shares in closed funds (Aggressive Equity and Micro-Cap) may only be made by shareholders with existing accounts in those Funds.
- You may open a new account or purchase additional shares by making an exchange from an existing Fund account.
- The value of shares being exchanged and the price of shares being purchased will be at the next NAV calculated after your exchange request has been received and approved by the Fund.
-  Exchanges can be made by calling a Shareholder Services Representative at 1
   (800) 551-1700 (if you have telephone privileges).
-  Exchanges are subject to the minimum initial investment requirements.
-  Additional exchanges may be made for $500 or more.
-  New accounts will have the same registration as existing accounts.

WRITTEN EXCHANGE REQUESTS
-  See "Instructions for Written Requests" on page 13.

TELEPHONE EXCHANGE REQUESTS
-  Call 1 (800) 551-1700 to exchange shares.
-  The Fund does not accept exchange requests made via FAX.
- It may be difficult to reach the Fund during periods of unusual market activity. If you are unable to contact the Fund by telephone, you may also exchange shares by mail or overnight express.

EXCHANGES FROM THE FUND TO THE NORTHERN U.S. GOVERNMENT MONEY MARKET FUND
- You may exchange all or a portion of your investment from the Fund to the Northern U.S. Government Money Market Fund ("Money Market Fund").
- Before authorizing any investment in shares of the Money Market Fund you must obtain a copy of the Northern U.S. Government Money Market Fund Prospectus, available from Wasatch Funds. Please read it carefully before investing.
- Exchanges are subject to the minimum purchase and redemption amounts set forth in this Prospectus.
- Exchange requests received in proper order and accepted by the Fund by 3:00 p.m. Central Time, or market close, on a day during which the Fund's NAV is determined will be effective that day for both the Fund being purchased and the Fund being redeemed.
- You will begin accruing income from the Money Market Fund the day following the exchange.

EXCHANGES FROM THE NORTHERN U.S. GOVERNMENT MONEY MARKET FUND TO THE FUND
- You may make automatic monthly investments in the Fund by redeeming shares from your Money Market Fund account.
- To utilize this option please call the Fund at 1 (800) 551-1700 for an application form.
-  There is no fee for this service.
-  These transactions must meet the Fund's minimum purchase requirements.
- Any changes to the automatic exchange must be made 10 business days prior to the transaction.
- Exchange requests received in proper order and accepted by the Fund by 3:00 p.m. Central Time on a day during which the Fund's NAV is determined will be effective that day for both the Fund being purchased and the Fund being redeemed.
- Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of an exchange.

OTHER INFORMATION ABOUT EXCHANGES
- You may make four exchanges out of the Fund during a calendar year (excluding automatic monthly exchanges).
- Exchange requests may be subject to other limitations, including those relating to frequency, that may be established from time to time to ensure that exchanges do not disadvantage Fund shareholders or Wasatch Funds.
- Shareholders will be notified at least 60 days in advance of any changes in limitations and may obtain the terms of the limitations by writing to:
   Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172.
- Exchanging shares is considered a taxable event by the Internal Revenue Service. You could realize a taxable capital gain or loss when you exchange shares. You may want to consult a tax or other financial adviser before deciding to make an exchange.
- Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Contact Wasatch Funds for additional information.

TO REDEEM SHARES
-  You may request that the Fund redeem all or a portion of your shares.

- Your transaction will be processed at the next NAV calculated after your order is received and accepted by the Fund.
- Additional documentation and signature guarantees may be required for redemption requests from corporations, executors, administrators, trustees and guardians. Please call the Fund at 1 (800) 551-1700 for additional information.
-  There is no charge for redemption requests submitted directly to the Fund.
- The Fund reserves the right to reject any redemption request if it believes it is advisable to do so.
- If the account is worth less than the amount requested the entire value of the account will be redeemed.

WRITTEN REDEMPTION REQUESTS
-  See "Instructions for Written Requests" on page 13.

TELEPHONE REDEMPTION REQUESTS
- You may redeem shares in YOUR account in amounts of $500 up to $50,000, by calling 1 (800) 551-1700 (if you have telephone privileges).
-  Redemption requests for over $50,000 must be made in writing.
   (A signature guarantee is required.)
-  The fund does not accept redemption requests made via FAX.
- Reaching the fund by telephone during periods of unusual market activity may be difficult. if this is the case, you may redeem shares by mail or overnight express.

SYSTEMATIC WITHDRAWAL PLAN
-  You may arrange to make monthly redemptions of $50 or more.
- Your Fund account balance must be at least $5,000 at the time you begin participation in the Plan.
- You may choose either the 5th or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.
-  A Systematic Withdrawal Plan Application is available from the Fund.
- Any changes made to your distribution information must be made in writing and signed by each account holder.
-  There is no charge to shareholders for using this Plan.
- You may terminate the Systematic Withdrawal Plan at any time without charge or penalty.
- The Fund may terminate or modify the Plan after 60 days' written notice to shareholders.
- Changes in banking information require a signature guaranteed letter of instruction.
-  Distributions can be made monthly, quarterly or annually.

PLEASE NOTE!
 Systematic redemptions, like any sale of shares, may result in a capital gain or loss for federal income tax purposes. Purchases of additional shares concurrent with withdrawals may have adverse tax consequences for shareholders. Your account may be depleted if the amount withdrawn under the Plan exceeds the dividends credited to your account.

PAYMENT OF REDEMPTION PROCEEDS
- Payment will be mailed within seven days after the Fund has received and accepted your request.
- Redemption proceeds can be sent by wire or electronic funds transfer to your preauthorized bank account.
- There is a $7.50 fee for wire redemptions which will be deducted from your proceeds.
- Payment may be delayed for up to seven business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared.

SUSPENSION OF REDEMPTIONS
- The right to redeem Fund shares will be suspended for any period during which the New York Stock Exchange (the "Exchange") is closed because of financial conditions or any other extraordinary reason.
- The right to redeem may be suspended for any period during which (a) trading on the Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission ("SEC"), (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists making it impracticable for the Fund to dispose of portfolio securities or fairly determine the net asset value.
 For further information on the right to redeem see "Purchase, Redemption and Pricing of Securities being Offered" in the SAI.

INSTRUCTIONS FOR WRITTEN REQUESTS
-  You can redeem or exchange shares by writing to Wasatch Funds.
-  Your request should be sent to:
   WASATCH FUNDS
   P.O. BOX 2172
   MILWAUKEE, WI 53201-2172
-  Please include:
     Your name
     The Fund name
     Your account number(s)
     The dollar amount or number of shares to be redeemed or exchanged
     Your telephone number
     Signature(s) of all registered account owners. Be sure to sign your request exactly as your account is registered.
     Signature guarantee, if required.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE
- INDIVIDUAL OR JOINT OWNER. Written instructions must be signed by each shareholder exactly as the names appear in the account registration.
- GIFT TO MINOR. Written instructions must be signed by the Custodian exactly as the name appears in the account registration.
- CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY. Written instructions must be signed by the person(s) authorized to act on the account.
- IRA. Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption you must state that you elect not to have such taxes withheld. Please remember that the Internal Revenue Service imposes a 10% penalty tax, in addition to current income taxes, on amounts withdrawn before age 591/2 unless the distribution is made because you are disabled, is paid to your beneficiary because you are deceased or for other qualified use.

SIGNATURE GUARANTEE
 A signature guarantee assures that a signature is genuine. It protects shareholders and the Fund against fraudulent transactions by unauthorized persons.
 Signature guarantees are required by the Fund in the following cases:
- To change the bank account or bank address designated to receive redemption proceeds.
-  Redemption requests in excess of $50,000.
- To request a wire transfer of redemption proceeds to a person other than the registered shareholder(s).
- Requests for redemption proceeds to be mailed to an address other than the address of record.
- Accounts involving corporations, executors, administrators, trustees or guardians.
-  Redemptions made within 30 days of an address change.
-  To change the registered account
   holders.

 THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION ABOUT SIGNATURE GUARANTEES PLEASE CALL 1 (800) 551-1700.

HOW TO OBTAIN A
SIGNATURE GUARANTEE
 You may obtain a signature guarantee from a commercial bank or trust company in the United States, a brokerage firm which is a member of the National Association of Securities Dealers, Inc. or an eligible guarantor institution such as a credit union or savings association. Call your financial institution to see if they have the ability to guarantee a signature.
 A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

HOW FUND SHARES ARE PRICED
 The Fund's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of the Fund's shares outstanding. The NAV is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading (normally 3:00 p.m. Central Time). Shares of the Fund will not be priced on holidays the Exchange observes, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
 Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Manager. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Restricted securities, securities for which market value quotations are not readily available, and other assets are valued at fair value by the Manager under the supervision of the Board of Directors.
 Since the Fund is no-load, you may purchase, redeem or exchange shares at Net Asset Value without paying a sales charge. Because the Fund's share prices change daily, your purchase price will be the next NAV calculated after your order is received and accepted.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

SHAREHOLDER REPORTS
 Reports are mailed twice a year. Annual reports are dated September 30, which is the close of the Fund's fiscal year. The annual report contains important information about the Fund, including portfolio holdings and audited financial statements. Semi-annual reports are dated March 31 and help keep shareholders up-to-date on the Fund's performance and portfolio holdings. Financial statements in the semi-annual reports are unaudited.
 To reduce the volume of mail received by shareholders, as well as Fund expenses, only one copy of most financial reports will be mailed to accounts listed under the same Social Security Number. Additional copies of shareholder reports are available by calling the Fund at 1 (800) 551-1700.

ACCOUNT STATEMENTS
 You will receive account statements quarterly. The Fund will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the Automatic Investment Plan, you will receive quarterly confirmation statements. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31. Account tax information will also be sent to the Internal Revenue Service.

INVOLUNTARY REDEMPTION
 The Fund reserves the right to redeem the shares held in any account if, at the time of any redemption of shares in the account, the net asset value of the remaining shares falls below $500. Shareholders will be given at least 60 days' written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by making additional investments to restore the account to the minimum investment amount during the 60 days.

TELEPHONE TRANSACTIONS
 You may initiate transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions providing reasonable procedures to prevent fraudulent transactions have been followed.
 The Fund and its agents have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include requesting verification of various pieces of personal information, recording telephone transactions, confirming transactions in writing and restricting transmittal of redemption proceeds to preauthorized destinations. Other procedures may be implemented from time to time.
 During periods of substantial economic or market change, it may be difficult to contact the Fund by telephone. If you are unable to contact the Fund by telephone, please consider sending written instructions.

TEMPORARY SUSPENSION OF SERVICES
 The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

RETURNED CHECK POLICY
 When investing in the Fund by check, the Fund reserves the right to cancel the purchase if a check does not clear your bank. The Fund will charge your account a $20 service fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Fund as a result of the canceled purchase. If you are already a shareholder in the Fund, the Fund may redeem shares in your account(s) to cover any such losses due to fluctuations in share price.

UNACCEPTABLE ACCOUNT REGISTRATIONS
 The Fund will not accept accounts registered as Power of Attorney ("POA") or Attorney-in-Fact.
 The Fund will not accept accounts with addresses outside the United States.

REGISTRATION CHANGES
 To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, call 1 (800) 551-1700.

ADDRESS CHANGES
 To change the address on your account, call 1 (800) 551-1700 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a signature guarantee is provided.

MANAGEMENT
OF WASATCH FUNDS
----------------
 Wasatch Advisors, Inc. (the "Manager" or "Wasatch Advisors"), which is located at the same address as Wasatch Funds, serves as the Manager for the Wasatch Micro-Cap Value Fund. The Manager is responsible for investing the Fund's assets. In addition, the Manager provides certain administrative services and manages the Fund's business affairs. Wasatch Advisors has been in the investment advisory business since 1975 and has assets under management of approximately $958 million as of October 31, 1996.
 The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of five Directors who are elected each year and serve for one-year terms and/or until their successors are elected and qualified.
 Dr. Samuel S. Stewart, Jr., is President and Chairman of the Board of Wasatch Funds and Wasatch Advisors. Dr. Stewart is the only owner of more than 25% of Wasatch Advisors and is thus deemed to control the Manager. All interested Directors of Wasatch Funds are also Officers and Directors of Wasatch Advisors.

INVESTMENT PERSONNEL
--------------------
 The Wasatch Micro-Cap Value Fund is co-managed by Robert Gardiner, CFA and
Jeff Cardon, CFA. The following key investment personnel make recommendations to the Fund.
 ROBERT GARDINER, CFA, is a Director of Wasatch Advisors. He is Co-Manager for the portfolio of the Micro-Cap Value Fund and has been Lead Manager for the portfolio of the Wasatch Micro-Cap Fund since its inception in 1995. He is a Senior Research Analyst and member of the Wasatch Advisors' research team. Mr. Gardiner joined Wasatch Advisors in 1981 and became a securities analyst in 1987. He is a Chartered Financial Analyst and holds Bachelor of Arts and Bachelor of Science degrees from the University of Utah.
 JEFF CARDON, CFA, is Vice President and Director of Wasatch Funds and Wasatch Advisors. He serves as Co-Manager for the portfolio of the Micro-Cap Value Fund. He also serves as Lead Manager for the portfolio of the Wasatch Aggressive Equity Fund. He served as Lead Manager of the Wasatch Growth Fund from 1986 through January 1997. He is a Senior Research Analyst and member of the Wasatch Advisors' research team. Mr. Cardon joined Wasatch Advisors as a securities analyst in 1980. He is a Chartered Financial Analyst and holds a Bachelor of Science degree in Finance from the University of Utah.
 SAMUEL S. STEWART, JR., PHD, CFA, is President and Chairman of the Board of Wasatch Funds and Wasatch Advisors. Dr. Stewart has served as President of Wasatch Advisors since 1975. Dr. Stewart has also served as the Lead Manager for the portfolio of the Wasatch Growth Fund since 1997. He served as Lead Manager of the Wasatch Aggressive Equity Fund from 1986 through January 1997. He earned a Bachelor of Science in Business Administration degree from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in Finance from Stanford University. Since 1975, Dr. Stewart has been a professor of Finance at the University of Utah.
 KAREY BARKER, CFA is a Director of Wasatch Advisors and has been Lead Manager for the portfolio of the Wasatch Mid-Cap Fund since 1994. She is a Senior Research Analyst and member of the Wasatch Advisors' research team. Ms. Barker joined Wasatch Advisors as a securities analyst in 1989. She is a Chartered Financial Analyst and holds Bachelor of Arts and Bachelor of Science degrees from the University of Utah.

MANAGEMENT FEES, EXPENSES AND EXPENSE LIMITATIONS
-------------------------------------------------
 Under an investment advisory and service contract which is explained in more detail in the SAI, the Fund pays Wasatch Advisors a monthly management fee which is computed on the average daily net assets of the Fund.

                         MONTHLY FEE                         TOTAL EXPENSE
                         BASED ON AN     LIMITATIONS ON     LIMIT INCLUDING
WASATCH FUND             ANNUAL RATE     OTHER EXPENSES     MANAGEMENT FEES
---------------------------------------------------------------------------
Micro-Cap Value Fund        1.50%             0.45%              1.95%

 The Fund pays all of its own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; printing and distribution costs of Prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements; fees paid to Directors who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; brokerage commissions and expenses in connection with Fund transactions; fees and expenses of the Custodian of the Fund's assets; printing and mailing expenses; charges and expenses of dividend disbursing agents; accounting services agents; registrars and stock transfer agents; certain expenses incurred by employees of the Manager; and extraordinary and nonrecurring expenses.
 The Manager has voluntarily agreed to limit the expenses of the Fund at least through September 30, 1998, to the percentage of average net assets computed on a daily basis shown in the chart above. The Manager will pay all expenses excluding interest, taxes, extraordinary expenses, brokerage commissions and transactions costs in excess of such limitations. The Manager may rescind this voluntary limitation on expenses at any time.

PORTFOLIO TRANSACTIONS
 The Manager is responsible for placing orders to purchase and sell securities for the Fund. In addition, brokerage commissions on portfolio transactions are negotiated by the Manager. Brokerage firms are selected for their professional capability to execute the types of transactions required by the Fund. The Manager also considers the value and quality of services rendered on a continuing basis. The Manager is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Fund if it reasonably believes that the quality of services and commissions are comparable to those available from other qualified brokerage firms. The Manager may pay higher commissions to brokerage firms that provide investment and research information to Wasatch Advisors than to firms that do not provide these services if the Manager determines that commissions are reasonable in relation to the services provided. Investment and research information received from brokerage firms may be used by the Manager to manage the assets of other advisory accounts as well as to manage the assets of the Fund.

ADDITIONAL SERVICE PROVIDERS
----------------------------
 The SAI provides more detailed information concerning the agreements between Wasatch Funds and the Administrator, Transfer Agent and Custodian.

ADMINISTRATOR
 Sunstone Financial Group, Inc.
 207 East Buffalo Street, Suite 400
 Milwaukee, WI 53202-5712

TRANSFER AGENT
 Sunstone Investor Services, LLC
 207 East Buffalo Street, Suite 315
 Milwaukee, WI 53202-5712

CUSTODIAN
 UMB Bank, n.a.
 1010 Grand Blvd.
 Kansas City, MO 64106-2008

LEGAL COUNSEL
 Dorsey & Whitney LLP
 220 South Sixth Street
 Minneapolis, MN 55402-1498

INDEPENDENT AUDITORS
 Arthur Andersen LLP
 100 East Wisconsin Ave.
 Milwaukee, WI 53202-4107

ORGANIZATION
OF WASATCH FUNDS
----------------
 Wasatch Funds, Inc. (the "Company"), is a corporation, organized under the laws of the State of Utah, that was incorporated on November 18, 1986, and is an open-end, registered management investment company under the Investment Company Act of 1940 (the "1940 Act").
 The Wasatch Micro-Cap Value Fund is newly formed and began offering shares on the date of this Prospectus.
 The Company is comprised of the Micro-Cap Value Fund and six other funds five of which are publicly offered and contained in a separate prospectus (the "Funds"), each of which consists of a separate portfolio which issues a separate class of shares. The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of the shareholders of the Company. All shares have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares), except that only shares of the Fund are entitled to vote on matters concerning the Fund.
 The assets received by the Company upon the sale of shares of the Micro-Cap Value Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of the Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund's relative net assets during the fiscal year.
 Each share of the Fund has equal dividend, distribution, liquidation and voting rights. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund out of that series and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.
 The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
------------------------------------------------
 In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive dividends and capital gains distributions. For more information please contact a Shareholder Services Representative at 1 (800) 551-1700.

DIVIDENDS
 Dividends from stocks and interest earned from other investments are the Fund's main source of ordinary income. Substantially all of the income, less expenses, of the Fund is distributed annually as dividends to shareholders.

CAPITAL GAINS
 When the Fund sells portfolio securities it may realize a gain or loss, depending on whether it sells them for more or less than its cost. Net realized capital gains, if any, will be distributed at least annually.
 Dividends and capital gains distributions from the Fund are automatically applied to purchase additional shares of the Fund at the Net Asset Value per share on the payable date unless the shareholder has requested in writing to the Transfer Agent that payment be made in cash. This option may be changed at any time by written request to the Transfer Agent. The election is effective for distributions with a dividend record date on or after the date that the Transfer Agent receives notice of the election.

TAXES
 Dividends paid from the Fund's net investment income and net short-term capital gains will be taxable to shareholders as ordinary income, whether paid in cash or in additional shares.
 Distributions paid from the Fund's long-term capital gains and designated as capital gains dividends generally are taxable as long-term capital gains in the hands of shareholders, regardless of the length of time during which they have held their shares. For individuals, estates, and trusts, the Taxpayer Relief Act of 1997 (the "1997 Act") has created new "mid-term capital gains" rates that apply to the sale of capital assets held more than one year but not more than 18 months. Although the 1997 Act has not expressly addressed this issue, it is expected that IRS regulations issued pursuant to the Act will provide that a regulated investment company such as the Fund must notify shareholders who are individuals, estates, or trusts as to whether they must treat capital gains dividends that they receive as mid-term or long-term capital gains.
 Gain or loss upon the sale of shares of the Fund will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be a long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estates, or trusts, the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.
 Before investing, prospective shareholders (except for shareholders exempt from federal income tax, such as tax-sheltered retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share Net Asset Value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxation.
 The Fund is required to withhold and remit to the U.S. Treasury 31% of dividend payments, capital gains distributions, and redemption proceeds for any account on which the owner provides an incorrect Taxpayer Identification Number. Applications without a Taxpayer Identification Number will not be accepted and will be returned along with the purchase check.

TAXATION OF THE FUND
 The Fund intends to qualify annually for and elect tax treatment applicable to a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. Because the Fund intends to distribute substantially all of its net investment income and capital gains to shareholders, it is not expected that the Fund will be required to pay any federal income taxes.

WHEN YOU WILL RECEIVE
TAX INFORMATION
 At the end of each calendar year, shareholders are sent full information on redemptions, dividends and long-term capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains. As discussed above under "Taxes," it is expected that the Fund will be required to inform shareholders who are individuals, estates, or trusts of the portions of their capital gains dividends that should be treated as mid-term gains and as long-term gains.

GUIDE TO UNDERSTANDING FUND PERFORMANCE
---------------------------------------
 As a mutual fund investor you will frequently see terms that are used to describe fund performance. In addition, many discussions are based on comparisons of one fund's performance to that of other mutual funds or recognized stock market indices. These discussions may appear in reports to shareholders, newsletters, advertisements and media articles. This section is designed to help you understand common terms and familiarize you with indices that may be used to compare the performance of the Fund.

 PERFORMANCE QUOTATIONS REPRESENT THE FUND'S PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. Cumulative total return is generally quoted for more than one year (usually the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment and assumes reinvestment of all dividends and distributions.
 AVERAGE ANNUAL TOTAL RETURN reflects the average annual percentage change in the value of an investment in a Fund over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.
 DOW JONES INDUSTRIAL AVERAGE (THE DOW) is probably the most well known index. The Dow was developed in 1884 and is the oldest market index in the United States. Currently, the Dow contains 30 stocks that in the opinion of Dow Jones' Wall Street Journal editors, are the industrial giants of Wall Street. When the Dow goes up, conventional wisdom suggests that investors are seeking the certainty associated with large, well-established companies, especially those that pay dividends. Typically, therefore, the more large, dividend-paying stocks a fund owns, the better it will perform when the Dow rises. The stocks of small companies may perform differently than the Dow.
 STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (S&P 500). While the Dow is better known, many professionals consider the S&P 500 to be a more accurate measure of general stock market activity. The Index includes 500 of the nation's largest stocks from a broad variety of industries. It represents about 80% of the total market value of all stocks on the New York Stock Exchange. The performance of the S&P is dominated by the fortunes of its largest stocks. Funds that invest heavily in the stocks of small companies may not always have performance that is in line with the S&P 500.
 NASDAQ/OTC keeps tabs on the 3,500 or so small- and mid-cap stocks that trade only on the computerized over-the-counter (OTC) system. Due to their number and size, technology stocks tend to dominate the direction of the index. Funds that invest heavily in technology stocks often reflect the performance of the Nasdaq.
 RUSSELL 2000 represents the smallest two-thirds of the largest 3,000 publicly traded companies domiciled in the United States. This index is a popular measure of the performance of small companies.
 LIPPER MICRO-CAP FUNDS INDEX includes the largest 30 funds which, by prospectus or portfolio practice, normally invest in companies with market capitalizations less than $300 million at the time of purchase.

GLOSSARY OF INVESTING TERMS
---------------------------
 This glossary provides definitions of terms as they pertain to investments made by the Fund. It also provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.
 BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.
 CERTIFICATES OF DEPOSIT are issued by a bank and usually pay interest. Maturities range from a few weeks to several years. Interest rates are set by competitive forces in the marketplace.
 COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 2 to 270 days and is issued by banks, corporations and other borrowers to investors with temporarily idle cash. The Fund may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

 COMMON STOCK represents units of ownership (shares) in a public corporation. Owners of shares of common stock usually have the right to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.
 CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio within a specified period of time. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. (Also see Investment Grade Debt Securities.)
 DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares.)
 EURODOLLARS are U.S. currency held in banks outside the United States, mainly in Europe, and are commonly used for settling international transactions. Some securities are issued in Eurodollars--that is, with a promise to pay interest in dollars deposited in foreign bank accounts.
 FIXED INCOME SECURITIES are securities that pay a specified rate of return.
The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
 GOVERNMENT SECURITIES are securities issued by U.S. government agencies. Although these securities have high credit ratings, they are not considered government obligations and therefore are not directly backed by the full faith and credit of the government as U.S. Treasury Securities are.
 INVESTMENT GRADE DEBT SECURITIES are debt obligations rated within the four highest rating categories by Moody's Investors Service, Inc., Standard & Poor's Corporation, or other nationally recognized rating agencies. They may also be unrated obligations that are comparable in quality to investment grade debt securities. Obligations rated in the lowest of the top four ratings, though considered investment grade, are deemed to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a lower rated security's weakened capacity to make principal and interest payments than higher rated securities. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Such an event will be considered in determining whether the Fund should continue to hold the security. Securities are expected to be sold promptly if they become non-investment grade and exceed 5% of the Fund's net assets. (For a more detailed description of ratings see "Explanation of Rating Categories" on page 24 and 25).
 MARKET CAPITALIZATION is used to measure the size and value of a company. It is calculated by multiplying a company's outstanding shares by the current market price of a share.
 MASTER DEMAND NOTES are demand instruments without a fixed maturity that bear interest at rates which are fixed to known lending rates and are automatically adjusted when such lending rates change.
 MONEY MARKET INSTRUMENTS are short-term debt instruments such as negotiable certificates of deposit (CDs), Eurodollars, commercial paper, banker's acceptances, Treasury bills, and discount notes of the Federal Home Loan Bank, Federal National Mortgage Association and Federal Farm Credit System, among others. These instruments have low risk and liquidity in common.
 PREFERRED STOCK generally pays dividends at a specified rate and takes precedence over common stock in the payment of dividends and in the event a company must liquidate its assets. Preferred stock generally does not carry voting rights.
 PRICE-TO-EARNINGS RATIO is the price of a stock divided by its earnings per share.

EXPLANATION OF
RATING CATEGORIES
-----------------
 The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Manager considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

MOODY'S INVESTORS SERVICE, INC.
BOND RATING    EXPLANATION
-------------------------------------------------------------------------------
INVESTMENT GRADE
Aaa            Highest quality, smallest degree of investment risk.
Aa             High quality; together with Aaa bonds, they compose the high-
               grade bond group.
A              Upper-medium grade obligations; many favorable investment
               attributes.
Baa            Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
               unreliable over any great length of time.
-------------------------------------------------------------------------------
NON-INVESTMENT GRADE
Ba             More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B              Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa            Poor standing, may be in default; elements of danger with respect to principal or interest payments.

BOND RATING    EXPLANATION
-------------------------------------------------------------------------------
NON-INVESTMENT GRADE (CONTINUED)
Ca             Speculative in a high degree; could be in default or have other marked shortcomings.
C              Lowest-rated; extremely poor prospects of ever attaining
               investment standing.

STANDARD & POOR'S RATINGS SERVICE
BOND RATING    EXPLANATION
-------------------------------------------------------------------------------
INVESTMENT GRADE
AAA            Highest rating; extremely strong capacity to pay principal and interest.
AA             High quality; very strong capacity to pay principal and interest.
A              Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB            Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
-------------------------------------------------------------------------------
NON-INVESTMENT GRADE
BB, B          Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
CCC, CC, C     BB--lower degree of speculation; C--the highest degree of
               speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
D              In default.
-------------------------------------------------------------------------------
 Unrated securities will be treated as non-investment grade securities unless the Manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

NOTES

NOTES

NOTES

                      STATEMENT OF ADDITIONAL INFORMATION


                          WASATCH MICRO-CAP VALUE FUND
                            68 South Main, Suite 400
                           Salt Lake City, UT  84101


                               December   , 1997
                                        --


WASATCH FUNDS, INC. ( "Wasatch Funds" or the "Company") is an open-end management investment company issuing shares of Common Stock in separate series or "Funds". The Company presently consists of seven Funds, six of which are publicly offered, which offer a variety of investment opportunities. The Wasatch Micro-Cap Value Fund (the "Fund") is the most recent addition to the Wasatch family of funds and is described in this Statement of Additional Information.

This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling (800) 551-1700 or writing Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53202-2172. The Statement of Additional Information and the related Prospectus are both dated __________________, 1997. Capitalized terms used herein and not defined have the same meanings as used in the Prospectus.

Information contained herein is subject to completion or amendment. A registration statement relating to this security has been filed with the Securities and Exchange Commission. The security may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


TABLE OF CONTENTS
-----------------

General Information and History...........................................2
Investment Objectives and Policies........................................2
Additional Investment Information.........................................2
Description of Corporate Bond Ratings.....................................6
Investment Restrictions...................................................7
Management of the Company.................................................9
Control Persons and Principal Holders of Securities......................11
Investment Advisory and Other Services...................................11
Brokerage Allocation and Other Practices.................................12
Capital Stock and Other Securities.......................................13
Purchase, Redemption and Pricing of Securities Being Offered.............14
Tax Status...............................................................14
Calculation of Performance Data..........................................15
Financial Statements.....................................................16


GENERAL INFORMATION AND HISTORY

Wasatch Funds, Inc. ("Wasatch Funds" or the "Company") was incorporated under Utah law on November 18, 1986. It is an open-end management investment company currently offering five separate Funds which are described herein. The Growth Fund and Wasatch-Hoisington U.S. Treasury Fund are each diversified funds; the Aggressive Equity Fund, the Micro-Cap Fund and Mid-Cap Fund are each non-diversified funds. The Growth Fund, Wasatch-Hoisington U.S. Treasury Fund and Aggressive Equity Fund commenced operations on December 6, 1986, the Mid-Cap Fund on August 16, 1992, and the Micro-Cap Fund on June 19, 1995.


INVESTMENT OBJECTIVES AND POLICIES

The WASATCH MICRO-CAP VALUE FUND seeks long-term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Micro-Cap Value Fund is a non-diversified fund. The Fund will normally invest at least 65% of its total assets in the common stock of companies with a market capitalization of less than $300 million at the time of initial purchase. It seeks to invest in the stocks of companies the Manager believes are temporarily undervalued due to short-term factors, companies that have declined in value and no longer command an investor following and viable businesses that have not yet become popular.


ADDITIONAL INVESTMENT INFORMATION

MONEY MARKET INSTRUMENTS. The Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted and exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

In selecting convertible securities for the Fund, the Manager will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

FOREIGN SECURITIES. The Fund may invest up to 15% of its total assets at the time of purchase in foreign securities. (Securities of foreign issuers which are publicly traded in the United States, either directly or through American Depository Receipts, are not subject to this 15% limitation.) Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less volume than the New York Stock Exchange, and securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Because investment in foreign companies will usually involve currencies of foreign countries, and because the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country.

UNITED STATES GOVERNMENT SECURITIES. To the extent consistent with its investment objective, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agency or instrumentalities if it is not obligated to do so by law. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. TREASURY INFLATION-PROTECTION SECURITIES. Inflation-protection securities are a new type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities will be auctioned and issued on a quarterly basis on the 15th of January, April, July, and October, beginning on January 15, 1997. Initially, they will be issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPIU").

The value of the principal will be adjusted for inflation, and every six months the security will pay interest, which will be an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security will be indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics ( or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On temination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund's Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquistion are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolios from time to time as business and economic conditions as well as market prices may dictate. It is anticipated the portfolio turnover rate for the Fund generally will not exceed ___%. However, this should not be considered as a limiting factor.


DESCRIPTION OF CORPORATE BOND RATINGS

Each Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or other nationally recognized rating agencies or unrated securities deemed by the Manager to be of comparable quality. The following list describes the various ratings of corporate bonds:

     Description of corporate bond ratings of Moody's:

     Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Description of corporate bond ratings of S&P:

     AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.


INVESTMENT RESTRICTIONS

The Company has adopted the following restrictions and policies relating to the investment of assets of the Fund and its activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

The Fund may not:

1. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. The Fund has no current intention to invest in securities of this nature.

2. Purchase or sell commodities (including, by the way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest indices) or any security which is collateralized or otherwise backed by physical commodities.

3. Purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

4. Make short sales of securities.

5. Make loans to other persons, except that it may lend portfolios securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies, as in the opinion of the Manager, these investments do not constitute the making of loans.)

6. Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 7 below and except to the extent that using options may be deemed to constitute issuing a senior security.

7. Borrow money, except for temporary purposes. The amount of such borrowing may not exceed 10% of the Fund's total assets. The Fund will not borrow money for leverage purposes. For the purpose of this restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, the Fund will not make additional investments while its borrowing exceeds 5% of total assets.)

8. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

The following restrictions are non-fundamental and may be changed by the Company's Board of Director without shareholder vote. The Fund will not:

  1.  Make investments for the purpose of exercising control or management.

  2. Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.

  3. Purchase or sell securities in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest or sponsor such programs.

  4. Invest more than 5% of its total assets (taken at market value at the time of each investment) in "Special Situations", i.e., companies in the process of reorganization or buy-out.

  5. Purchase securities of any other registered investment company (as defined in the 1940 Act), except, subject to 1940 Act limitations, (a) the Fund may, as part of its investment in cash items, invest in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less, (b) the Fund may purchase securities as part of a merger, consolidation reorganization or acquisition of assets, and (c) the Fund may invest in securities of other registered investment companies to the extent permitted by applicable Securities and Exchange Commission exemptive relief, no-action letters, or rules pursuant to the 1940 Act.

Except for restrictions dealing with borrowings and illiquid securities, any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or Statement of Additional Information, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

MANAGEMENT OF THE COMPANY

The Directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is 68 South Main, Salt Lake City, Utah 84101. Wasatch Advisors, Inc. retains proprietary rights to the Company name.

     *Samuel S. Stewart, Jr., Ph.D., CFA - President and Chairman of the Board

        President and Chairman of the Board of the Company; President, Chairman of the Board and Director of Research for the Manager since 1975; Professor of Finance at the University of Utah since 1975. Age 54.

     *Roy S. Jespersen, MBA - Vice President and Director

        Vice President and Director of the Company; Vice President and Portfolio Manager for the Manager since 1983. Age 53.

     *Venice  F. Edwards, CFA - Secretary/Treasurer

        Secretary/Treasurer of the Company; Compliance Officer for the Manager since 1995; Portfolio Manager for the Manager since 1983. Age 46.

     *Jeff S. Cardon, CFA - Vice President and Director

        Vice President and Director of the Company; Vice President and Director of the Manager since 1985; Security Analyst for the Manager since 1980. Age 39.

     James U. Jensen - Director
     NPS Pharmaceuticals, Inc.
     420 Chipeta Way
     Salt Lake City, Utah  84108

        Director of the Company; Vice President of Corporate Development and Legal Affairs, NPS Pharmaceuticals, Inc.; previously Chairman and a partner at Woodbury, Jensen, Kesler & Swinton, P.C. from 1986 to 1991. Age 52.


     William R. Swinyard - Director
     Management Office
     660 Tanner Building
     Brigham Young University
     Provo, Utah  84602

        Director of the Company; Professor of Business Management, Brigham Young University since 1985; Vice President for Struman and Associates, Inc., a management consulting firm since 1983. Age 56.

     * Interested person, as defined in the Investment Company Act of 1940, of the Company.

The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day to day operations of the Company's business affairs between board meetings. The Fund's standard method of compensating directors is to pay each disinterested director an annual fee of $6,000 for services rendered, including attending meetings of the Board of Directors. The Fund also may reimburse its disinterested directors for travel expenses incurred in order to attend meetings of the Board of Directors. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Directors and Officers during the fiscal year ended September 30, 1997 (exclusive of out-of-pocket expenses reimbursed).

                               COMPENSATION TABLE

                            Aggregate
Name of Person,             Compensation               Total Compensation From
Position                    From Company               Company Paid to Directors

Samuel S. Stewart, Jr.          $0                             $0
President and Chairman
of the Board

Roy S. Jespersen,
Vice President and
Director                        $0                             $0

Venice Edwards
Secretary/Treasurer             $0                             $0

Jeff S. Cardon, Vice
President and Director          $0                             $0

James U. Jensen
Director                      $6,000                         $6,000

William R. Swinyard
Director                      $6,000                         $6,000



CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of _____________, 1997, the Manager owned all of the outstanding shares of the Fund. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Company.


INVESTMENT ADVISORY AND OTHER SERVICES

As described in the Prospectus, Wasatch Advisors, Inc. is the Company's manager and investment advisor, providing services under the advisory and service contracts. The Manager was organized in September 1975, has been in the business of investment management since November 1975, and currently has total assets under management including the assets of the Funds, of approximately $___ million as of ______________, 1997.

The principal executive officers and directors of the Manager are Samuel S. Stewart, Jr., Ph.D., President and Director; Roy S. Jespersen, Vice President and Director; Mark E. Bailey, Vice President and Director; Jeff S. Cardon, Vice President and Director; Luana Buhler, Secretary; Karey Barker, Director; Robert Gardiner, Director and James Milligan, Director. Dr. Samuel S. Stewart, Jr. is the only owner of the Manager who owns more than 25% of the Manager's outstanding equity and is deemed to control the Manager.

Under Advisory and Service Contracts, the Fund pays the Manager a monthly fee computed on average daily net assets at an annual rate of 1.5%. The fee is higher than those paid by other investment companies. The management fees are computed and accrued daily and are payable monthly.

The Manager provides an investment program for, and carries out the investment policy and manages the portfolio assets of, the Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantities and time to buy or sell securities for the Fund. In addition to providing investment services, the Manager pays for office space and facilities for the Company. Among other expenses, the Fund pays taxes (if any), brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, charges of custodians and dividend disbursing agents, proxy material and costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of directors who are not "interested persons" of the Manager, costs of typesetting, printing and mailing the Prospectus, Statement of Additional Information and periodic reports to existing shareholders, and any other charges or fees not specifically enumerated.

The Manager has voluntarily agreed to limit the Fund expenses to 1.95% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, extraordinary expenses, brokerage commissions and transactions costs in excess of such limitation. The Manager will maintain such expense limitation at least through September 30, 1998.

GENERAL INFORMATION
-------------------

Administrator
-------------
Pursuant to the Adminstration and Fund Accounting Agreement (the
"Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-
5712, calculates daily net asset values of the Fund, oversees the Fund's Custodian and Transfer Agent, prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Fund's Custodian and Transfer Agent), oversees the Fund's insurance relationships, participates in the preparation of the Fund's registration statement, proxy statements and reports, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission (the "SEC"), prepares financial statements for the annual and semi-annual reports to the SEC and current investors, monitors the Fund's expense accounts, monitors the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors compliance with the Fund's investment policies and restrictions and generally assists in the Fund's administrative operations. The Administrator, at its own expense, and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives a fee on the combined value of the Funds computed daily and payable monthly, at the annual rate of twenty-eight one-hundredths of one percent (0.28%) on the first $50 million of the average daily net assets, eighteen one-hundredths of one percent (0.18%) on the next $50 million of the average daily net assets and thirteen one-hundredths of one percent (0.13%) on the average daily net assets in excess of $100 million, subject to the following minimum fee: Micro-Cap Value Fund ($_____).

Custodian and Transfer Agent
----------------------------
UMB Bank, n.a. serves as the Fund's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities. The Fund pays a monthly fee at the annual rate of .75 basis points on combined net assets up to $500,000,000, plus .50 basis points on the combined net assets in excess of $500,000,000. Sunstone Investor Services, LLC., 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-2172, is the Company's Transfer Agent. Sunstone Investor Services, LLC is an affiliate of Sunstone Financial Group, Inc., the Fund's Administrator. The Transfer Agent keeps records of all shareholder accounts and transactions. The Fund pays Sunstone Investor Services, LLC a Transfer Agent fee based on the number of shareholder accounts subject to a minimum annual fee.

The Company, on behalf of the Fund, has also entered into service agreements with various brokerage firms pursuant to which the brokers provide certain administrative services with respect to their customers who are beneficial owners of shares of the Fund. Pursuant to these service agreements, the Fund compensates the brokers for the administrative services provided which compensation is based on the aggregate assets of their customers that are invested in the Fund.

Counsel
-------
Michael J. Radmer, Dorsey & Whitney, LLP., 220 South Sixth Street, Minneapolis, Minnesota 55402-1498, acts as legal counsel to the Company and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

Independent Auditors
--------------------
Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202 are the Company's independent Certified Public Accountants. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.


BROKERAGE ALLOCATION AND OTHER PRACTICES

The Manager is responsible for decisions to buy and sell securities for the Company and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Manager to seek the best security price available with respect to each transaction. Except to the extent that the Company may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Manager seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Company or the Manager.

Pursuant to provisions of the investment advisory agreement, the Company's Board of Directors has authorized the Manager to cause the Company to incur brokerage commissions in an amount higher than the lowest available rate in return for the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Company. The Manager undertakes that such higher commissions will not be paid by the Company unless (a) the Manager determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) of the Securities and Exchange Act of 1934 and other applicable state and federal laws, and (c) in the opinion of the Manager the total commissions paid by the Company are reasonable in relation to the expected benefits to the Company over the long term. The investment advisory fee paid by the Fund under the investment advisory agreement is not reduced as a result of the Manager's receipt of research services. Consistent with both the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such policies as the Board of Directors may determine, and subject to seeking best execution, the Manager may consider sales of shares of the Company as a factor in the selection of dealers to execute portfolio transactions for the Company.

The Manager places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Manager in servicing all of its accounts; not all of such services may be used by the Manager in connection with the Company. In the opinion of the Manager, the benefits from research services to each of the accounts (including the Company) managed by the Manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Manager, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Manager's brokerage practices are monitored on at least an annual basis by the Board of Directors including the disinterested persons (as defined in the Investment Company Act of 1940) of the Manager.

CAPITAL STOCK AND OTHER SECURITIES

The Company is authorized to issue shares in separate series, or "Funds." Seven such Funds have been established:

Series A Common - Aggressive Equity Fund
Series B Common - Growth Fund
Series C Common - Wasatch-Hoisington U.S. Treasury Fund
Series D Common - Mid-Cap Fund
Series E Common - Micro-Cap Fund
Series F Common - World Wide Fund
Series G Common - Micro-Cap Value Fund

See "Organization of the Company" in the Prospectus, for a discussion of the relative rights and characteristics of the shares.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value are fully disclosed in the Prospectus. As indicated in the Prospectus, the net asset value is calculated each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Investors may exchange their shares of the Fund for the U.S. Government Money Market Fund Fund as provided in the prospectus. Sunstone Investor Services, LLC, in its capacity as transfer agent for the Fund, receives a service fee from the U.S. Government Money Market Fund Fund at the annual rate of 0.25% of 1% of the average daily net asset value of the shares exchanged from the Funds into the U.S. Government Money Market Fund Fund.

The Company has filed a notification of election under Rule 18f-1 of the Investment Company Act committing itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of :

                (1)  $250,000 or

                (2) 1% of the net asset value of each Fund at the beginning of such election period.

The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to make a selection from the portfolio holding of a number of shares which will reflect the portfolio make-up and the value will approximate as closely as possible the value of the Fund's shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund's shares tendered for redemption.

TAX STATUS

Reference is made to "Dividends, Capital Gain Distributions and Taxes" in the Prospectus.

The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

Dividends paid to corporate shareholders will qualify for the 70% dividends-received deduction for corporations to the extent that the dividends are derived from dividends that the Fund receives from domestic corporations and meet certain other requirements prescribed by the Code.
Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. (For shareholders who are individuals, estates, or trusts, the capital gain will be mid-term if the shares were held more than one year but no more than 18 months.) However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

If the Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If the Fund invests in U.S. Treasury inflation protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protection securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), if the Fund invests in either zero coupon bonds or U.S. Treasury inflation protection securities, it may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or to liquidate securities.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

CALCULATION OF PERFORMANCE DATA

The Fund may occasionally advertise performance data such as total return or yield. To facilitate the comparability of these statistics from one mutual fund to another, the SEC has developed guidelines for the calculation of these statistics. The Fund will calculate its performance data in accordance with these guidelines. The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

           ERV  1/n
     T=[(------)-1]
           P

         Where:   T = average annual total return.

                ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                  P = hypothetical initial payment of $1,000.

                  n = period covered by the computation, expressed in terms
                      of years.

     The Fund computes its aggregate total return by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

           ERV
     T=[(------)-1]
            P

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     A yield quotation is based upon a 30 day period and is computed by dividing the net investment income per share earned during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

     This calculation can be expressed as follows:

               a-b
                     6
     Yield=2[(----+1)-1]
               cd

        Where:  a = dividends and interest earned during the period.

                b = expenses accrued for the period (net of reimbursements).

                c = the average daily number of Units outstanding during the period that were entitled to receive dividends.

                d = net asset value per share on the last day of the period.




FINANCIAL STATEMENTS




                                     PART C
                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------
      a.  Financial Statements
          The following audited financial statements for the fiscal year ended September 30, 1996 are included in Parts A and B:
          1. Independent Auditors Report
          2. Statement of Assets and Liabilities
          3. Statement of Operations
          4. Schedule of Investments
          5. Statement of Changes in Net Assets
          6. Financial Highlights
          7. Notes to Financial Statements

      b.  Exhibits:

          1a.  Articles of Incorporation<F1> - Updated September 1988<F2>
          1b.  Articles of Correction<F3>
          1c.  Articles of Restatement of Articles of Incorporation<F11>
          1d.  Articles of Amendment of Articles of Incorporation<F9>
          1e. Articles of Amendment dated April 1995 of Articles of Incorporation<F11>
          1f. Articles of Amendment dated January 1996 of Articles of Incorporation<F11>
          1g. Articles of Amendment dated July 1996 of Articles of Incorporation<F11>
          1h. Form of Articles of Amendment dated September 1997 of Articles of Incorporation<F13>
          2a. Bylaws of Registrant<F1> - Updated January 1988<F2>, September 1988<F2> and August 1991<F4>
          2b.  Bylaws of Registrant - Updated March 1993<F3>
          2c.  Bylaws of Registrant - Updated May 1995<F8>
          2d.  Bylaws of Registrant - Updated May 1996<F11>
          3.   None
          4.   Specimen<F6>
          5. Advisory Service Contract between Wasatch Funds, Inc. and Wasatch Advisors, Inc.<F5>
          5a. Corporate Resolution - Appendix to the Investment Advisory Agreements<F4>
          5b. Advisory Service Contract between Wasatch Micro-Cap Fund and Wasatch Advisors, Inc.<F8>
          5c. Advisory Service Contract between Wasatch World Wide Fund and Wasatch Advisors, Inc.<F11>
          5d. Advisory Service Contract between Wasatch Micro-Cap Value Fund and Wasatch Advisors, Inc.<F13>
          6.   None
          7.   None
          8. Custodian Agreement between Wasatch Mid-Cap Fund and First Security Bank of Utah, n.a.<F5>
          8a. Custodian Agreement between Firstar Trust Company and Wasatch Funds, Inc.<F8>
          8b. Custodian Agreement between Wasatch Funds, Inc. and UMB Bank, n.a.<F11>
          8c. Amendment to Custodian Agreement between Wasatch Funds, Inc. and UMB Bank, n.a.<F11>
          8d. Amendment to Custodian Agreement between Wasatch Funds, Inc. and UMB Bank, n.a.<F13>
          9. Shareholder Servicing Agent Agreement between Wasatch Funds, Inc. and Firstar Trust Company<F6>
          9a. Administration Agreement between Wasatch Funds, Inc. and Sunstone Financial Group, Inc.<F6>
          9b. Transfer Agent Agreement between Wasatch Micro-Cap Fund and Firstar Trust Company<F8>
          9c. Administration Agreement between Wasatch Micro-Cap Fund and Sunstone Financial Group, Inc.<F8>
          9d. Services Agreement between Wasatch Funds, Inc. and Fidelity Brokerage Services, Inc.<F8>
          9e. Operating Agreement between Wasatch Funds, Inc. and Charles Schwab & Co., Inc.<F8>
          9f. Amendment to Administration Agreement between Wasatch Funds, Inc. and Sunstone Financial Group, Inc.<F11>
          9g. Transfer Agent Agreement between Wasatch Funds, Inc. and Sunstone Financial Group, Inc.<F11>
          9h. Amendment to Transfer Agent Agreement between Wasatch Funds, Inc. and Sunstone Financial Group, Inc.<F11>
          9i. Amendment to Administration Agreement between Wasatch Funds, Inc. and Sunstone Financial Group, Inc. <F13>
          9j. Transfer Agent Agreement between Wasatch Funds, Inc. and Sunstone Investor Services, LLC.<F13>
          9k. Amendment to Transfer Agent Agreement between Wasatch Funds, Inc. and Sunstone Investor Services.<F13>
          9l. Amendment to Transfer Agent Agreement between Wasatch Funds, Inc. and Sunstone Investor Services, LLC.<F13>
          10.  Opinion of Counsel
          11.  Consent of Arthur Andersen LLP<F13>
          12.  None
          13.  None
          14.  None
          15.  None
          16. Schedule of Computation of Performance Quotation - Aggressive Equity Fund<F12>
          16a. Schedule of Computation of Performance Quotation - Growth
               Fund<F12>
          16b. Schedule of Computation of Performance Quotation - Wasatch-
               Hoisington U.S. Treasury Fund<F12>
          16c. Schedule of Computation of Performance Quotation - Mid-Cap
               Fund<F12>
          16d. Schedule of Computation of Performance Quotation - Micro-Cap
               Fund<F12>
          16e. Schedule of Computation of Performance Quotation - World Wide
               Fund<F12>
          16f. Schedule of Computation of Performance Quotation - Micro-Cap
               Value Fund<F13>
          17.  Financial Data Schedules<F12>
          18.  None

<F1>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Pre-Effective Amendment No. 2 to the Company's Registration Statement on Form N-1A.

<F2>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to Exhibit 1 to Post-Effective Amendment No. 2 to the Company's Registration Statement on Form N-1A.

<F3>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 8 to the Company's Registration Statement on Form N-1A.

<F4>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 5 to the Company's Registration Statement on Form N-1A.

<F5>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 6 to the Company's Registration Statement on Form N-1A.

<F6>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 7 to the Company's Registration Statement on Form N-1A.

<F7>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the Company's Rule 24f-2 Notice filed on November 6, 1995.

<F8>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 11 to the Company's Registration Statement on Form N-1A.

<F9>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 12 to the Company's Registration Statement on Form N1-A.

<F10> Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post Effective Amendment No. 13 to the Company's Registration Statement on Form N-1A.

<F11> Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post Effective Amendment No. 14 to the Company's Registration Statement on Form N-1A.

<F12> Incorporated by reference pursuant to Rule 411 under the Securities Act of
      1933 to the same exhibit number in Post Effective Amendment No. 15 to the Company's Registration Statement on Form N-1A.

<F13> Filed herewith



ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------
     Registrant is controlled by its Board of Directors. Registrant neither controls any person or is under common control with any other person.


ITEM 26.  NUMBERS OF HOLDERS OF SECURITIES
          --------------------------------

  Title of Class
  --------------                                Number of Record
  Common Stock, par                                  Holders
  value $0.001 per share                      as of August 31, 1997

Series A - Aggressive Equity Fund                     10,139
Series B - Growth Fund                                 2,910
Series C - Wasatch-Hoisington U.S. Treasury Fund       1,147
Series D - Mid-Cap Fund                                4,908
Series E - Micro-Cap Fund                              6,676
Series F - World Wide Fund                                 0
Series G - Micro-Cap Value Fund                            0


ITEM 27.  INDEMNIFICATION
          ---------------
Officers and directors of the corporation are indemnified to the full extent permitted by Utah Corporation Law. However, Article XIII of Registrant's Articles of Incorporation and Article IX of Registrant's Bylaws preclude the indemnification of any director or officer for any liability arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Indemnification shall only be made when (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or,
(2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested, non-party directors"), or
(b) an independent legal counsel in a written opinion.

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (1) the indemnitee shall provide a security for his undertaking, (2) the investment company shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the investment company, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
          ----------------------------------------------------
As of September 30, 1996, Wasatch, Inc. (the "Manager" of the Registrant) acted as the investment advisor for employee benefit plans, other tax free plans including individual retirement accounts, Keoghs, endowments and foundations, and taxable accounts in addition to the five series of Wasatch Funds, Inc. The total assets under management were approximately $958 million (including the Funds) as of October 31, 1996.

Certain information regarding each officer and director of the Manager including each business, profession, vocation or employment of a substantial nature in which each such person is or has been engaged at any time during the past two fiscal years is set forth below.





                                                           Other Substantial
                              Position                   Business, Profession,
Name                          with Manager              Vocation or Employment
----                          ------------              ----------------------

Samuel S. Stewart, Jr., Ph.D. President, Chairman of      Professor of Finance,
                              the Board, Director and     University of Utah
                              Director of Research

Roy S. Jespersen              Vice President, Director,            --
                              and Portfolio Manager

Jeff S. Cardon                Vice President, Director,            --
                              and Securities Analyst

Mark E. Bailey                Vice President, Director,            --
                              and Portfolio Manager

Luana Buhler                  Secretary, Equities Trader           --

Karolyn Barker                Director and Research Analyst

Robert Gardiner               Director and Research Analyst

James Milligan                Director and Marketing Manager



ITEM 29.  PRINCIPAL UNDERWRITERS
          ----------------------
     None


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

  1. Wasatch, Inc., 68 South Main Street, Salt Lake City, Utah 84101 (records relating to its function as investment advisor).
  2. UMB Bank, n.a., 928 Grand Avenue, Kansas City, MO 64141 (records relating to its function as custodian).
  3. Sunstone Financial Group, Inc. 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202 (records relating to its function as administrator and fund accounting servicing agent).
  4. Sunstone Investor Services, LLC, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202 (records relating to its function as transfer agent and shareholder servicing agent).


ITEM 31.  MANAGEMENT SERVICES
          -------------------

Other than as set forth under the caption "Management of the Company" in the Prospectus constituting Part A of the Registration Statement and under the captions "Management of the Fund" and "Investment Advisory and Other
Services" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS
          ------------

The Company undertakes to furnish each person to whom a current prospectus is delivered with a copy of the Company's latest annual report to shareholders, upon request and without charge. The Company undertakes further to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Company's Registration Statement.



SIGNATURES

Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Salt Lake City, and the State of Utah on the 16th day of September 1997.

WASATCH FUNDS, INC.

By: /s/ Samuel S. Stewart, Jr., Ph.D
        ------------------------------
        Samuel S. Stewart, Jr., Ph.D.,
        President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                          Title                    Date
---------                          -----                    ----

/s/ Samuel S. Stewart, Jr., Ph.D   President and Director   September 16, 1997
--------------------------------   (principal executive
Samuel S. Stewart, Jr., Ph.D.      officer)

/s/Venice Edwards                  Secretary and Treasurer  September 16, 1997
----------------                   (principal financial
Venice Edwards                     and accounting officer)


/s/ Roy S. Jespersen               Vice President and       September 16, 1997
--------------------               Director
Roy S. Jespersen


/s/ Jeff S. Cardon                 Vice President and       September 16, 1997
------------------                 Director
Jeff S. Cardon

------------------------           Director
James U. Jensen, Esquire

--------------------               Director
William R. Swinyard



EXHIBIT INDEX

  a. Financial Statements
     Included in Part A of the Registration Statement:
          Financial Highlights
       Included in Part B of the Registration Statement:
          Financial Statements for the period December 6, 1986 (commencement of operations) through September 30, 1996 for the Aggressive Equity Fund, Growth Fund, and Wasatch-Hoisington U.S. Treasury Fund; August 16, 1992
          (commencement of operations) through September 30, 1996 for the Mid-Cap Fund; June 19, 1995 (commencement of operations) through September 30, 1996 for the Micro-Cap Fund, are incorporated by reference in the Statement of Additional Information from the Registrant's Annual Report dated as of September 30, 1996.

  b. Exhibits
     1a.  Articles of Incorporation<F1> - Updated September 1988<F2>
     1b.  Articles of Correction<F3>
     1c.  Articles of Restatement of Articles of Incorporation<F11>
     1d.  Articles of Amendment of Articles of Incorporation<F9>
     1e.  Articles of Amendment dated April 1995 of Articles of
          Incorporation<F11>
     1f. Articles of Amendment dated January 1996 of Articles of Incorporation<F11>
     1g.  Articles of Amendment dated July 1996 of Articles of
          Incorporation<F11>
     1h. Article of Amendment dated September 1997 of Articles of Incorporation<F13>
     2a. Bylaws of Registrant<F1> - Updated January 1988<F2>, September 1988<F2> and August 1991<F4>
     2b.  Bylaws of Registrant - Updated March 1993<F3>
     2c.  Bylaws of Registrant - Updated May 1995<F8>
     2d.  Bylaws of Registrant - Updated May 1996<F11>
     3.   None
     4.   Specimen<F6>
     5. Advisory Service Contract between Wasatch Funds, Inc. and Wasatch Advisors, Inc.<F5>
     5a.  Corporate Resolution - Appendix to the Investment Advisory
          Agreements<F4>
     5b. Advisory Service Contract between Wasatch Micro-Cap Fund and Wasatch Advisors, Inc.<F8>
     5c. Advisory Service Contract between Wasatch World Wide Fund and Wasatch Advisors, Inc.<F11>
     5d. Advisory Service Contract between Wasatch Micro-Cap Value Fund and Wasatch Advisors, Inc.<F13>
     6.   None
     7.   None
     8. Custodian Agreement between Wasatch Mid-Cap Fund and First Security Bank of Utah, N.A.<F5>
     8a. Custodian Agreement between Firstar Trust Company and Wasatch Funds, Inc.<F8>
     8b. Custodian Agreement between Wasatch Funds, Inc., and UMB Bank, n.a.<F11>
     8c. Amendment to Custodian Agreement between Wasatch Funds, Inc. and UMB Bank, n.a.<F11>
     8d. Amendment to Custodian Agreement between Wasatch Funds, Inc. and UMB Bank, n.a.<F13>
     9. Shareholder Servicing Agent Agreement between Wasatch Funds, Inc. and Firstar Trust Company<F6>
     9a. Administration Agreement between Wasatch Funds, Inc. and Sunstone Financial Group, Inc.<F6>
     9b. Transfer Agent Agreement between Wasatch Micro-Cap Fund and Firstar Trust Company<F8>
     9c. Administration Agreement between Wasatch Micro-Cap Fund and Sunstone Financial Group, Inc.<F8>
     9d. Services Agreement between Wasatch Funds, Inc. and Fidelity Brokerage Services, Inc.<F8>
     9e. Operating Agreement between Wasatch Funds, Inc. and Charles Schwab & Co., Inc.<F8>
     9f. Amendment to Administration Agreement between Wasatch Funds, Inc. and Sunstone Financial Group, Inc.<F11>
     9g. Transfer Agent Agreement between Wasatch Funds, Inc. and Sunstone Financial Group, Inc.<F11>
     9h. Amendment to Transfer Agent Agreement between Wasatch Funds, Inc. and Sunstone Financial Group, Inc.<F11>
     9i. Amendment to Administration Agreement between Wasatch Funds, Inc. and Sunstone Financial Group, Inc.<F13>
     9j. Transfer Agent Agreement between Wasatch Funds, Inc. and Sunstone Investor Services, LLC.<F13>
     9k. Amendment to Transfer Agent Agreement between Wasatch Funds, Inc. and Sunstone Investor Services, LLC.<F13>
     9l. Amendment to Transfer Agent Agreement between Wasatch Funds, Inc. and Sunstone Investor Services, LLC. <F13>
     10.  Opinion of Counsel
     11.  Consent of Arthur Andersen LLP<F13>
     12.  None
     13.  None
     14.  None
     15.  None
     16. Schedule of Computation of Performance Quotation - Aggressive Equity Fund<F12>
     16a. Schedule of Computation of Performance Quotation - Growth Fund<F12> 16b. Schedule of Computation of Performance Quotation - Wasatch-Hoisington
          U.S. Treasury Fund<F12>
     16c. Schedule of Computation of Performance Quotation - Mid-Cap Fund<F12> 16d. Schedule of Computation of Performance Quotation - Micro-Cap Fund<F12> 16e. Schedule of Computation of Performance Quotation - World Wide
          Fund<F12>
     16f. Schedule of Computation of Performance Quotation - Micro-Cap Value
          Fund<F13>
     17.  Financial Data Schedules<F12>
     18.  None

<F1>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Pre-Effective Amendment No. 2 to the Company's Registration Statement on Form N-1A.

<F2>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to Exhibit 1 to Post-Effective Amendment No. 2 to the Company's Registration Statement on Form N-1A.

<F3>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 8 to the Company's Registration Statement on Form N-1A.

<F4>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 5 to the Company's Registration Statement on Form N-1A.

<F5>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 6 to the Company's Registration Statement on Form N-1A.

<F6>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 7 to the Company's Registration Statement on Form N-1A.

<F7>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the Company's Rule 24f-2 Notice filed on November 6, 1995.

<F8>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 11 to the Company's Registration Statement to Form N-1A.

<F9>  Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 12 to the Company's Registration Statement to Form N-1A.

<F10> Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 13 to the Company's Registration Statement to Form N-1A.

<F11> Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 14 to the Company's Registration Statement to Form N-1A.

<F12> Incorporated by reference pursuant to Rule 411 under the Securities Act of
      1933 to the same exhibit number in Post-Effective Amendment No. 15 to the Company's Registration Statement to Form N-1A.

<F13> Filed herewith.